Nationwide Variable Insurance Trust
Sub-Item 77Q1:  Exhibits
6-30-14 Semi-Annual Report

a.

Copies of any material amendments to the registrant's charter or by-laws

1.
Second Amended and Restated Agreement and Declaration of Trust, amended and restated as of June 17, 2009, (the "Amended Declaration"), of Registrant,
Nationwide Variable Insurance Trust, a Delaware Statutory Trust (the "Trust"
or "NVIT"), previously filed as Exhibit EX-23.a with the Trust's registration statement on August 26, 2009, is hereby incorporated by reference.

a.
Amending Resolutions dated September 9, 2013, to the Amended Declaration, previously filed as Exhibit EX-28.a.4 with the Trust's registration statement on April 18, 2014, is hereby incorporated by reference.

b.
Amending Resolutions dated December 11, 2013, to the Amended Declaration, previously filed as Exhibit EX-28.a.5 with the Trust's registration statement on April 18, 2014, is hereby incorporated by reference.

b.
N/A

c.
N/A

d.
N/A

e.
Copies of any new or amended Registrant investment advisory
contracts;

1.
Subadvisory Agreement among the Trust, NFA and Putnam Investment Management,
LLC for the NVIT Multi-Manager Small Company Fund, a series of the Trust, dated December 11, 2013, previously filed as Exhibit EX-28.d.2.f. with the
Trust's registration statement on April 18, 2014, is hereby incorporated by reference.

2.
Amended Subadvisory Agreement among the Trust, NFA and BlackRock Investment
Management, LLC for the NVIT S&P 500 Index Fund, NVIT Small Cap Index Fund,
NVIT Mid Cap Index Fund, NVIT International Index Fund and NVIT Bond Index Fund,
which are series of the Trust, dated May 1, 2007, as amended June 16, 2010, previously filed as Exhibit EX-28.d.2.g with the Trust's registration statement on September 14, 2010, is hereby incorporated by reference.

a.
Exhibit A, effective May 1, 2007, as amended May 1, 2013, to the Subadvisory
Agreement among the Trust, NFA, and BlackRock Investment Management, LLC, for
the NVIT Cardinal Managed Growth & Income Fund, NVIT Cardinal Growth Fund, NVIT
Investor Destinations Growth & Income Fund and NVIT Investor Destinations Growth
Fund, previously filed as Exhibit EX-28.d.2.e.1 with the Trust's registration statement on January 17, 2014, is hereby incorporated by reference.

3.
Subadvisory Agreement among the Trust, NFA and Neuberger Berman Fixed Income
LLC for the NVIT Core Plus Bond Fund, a series of the Trust, dated May 4, 2009, previously filed as Exhibit EX-23.d.2.p with the Trust's registration statement on June 23, 2009, is hereby incorporated by reference.

a.
Amendment to Subadvisory Agreement, dated September 9, 2013, among the Trust
NFA and Neuberger Berman Fixed Income LLC, previously filed as Exhibit
EX-28.d.2.h.i with the Trust's registration statement on January 7, 2014, is hereby incorporated by reference.

4.
Subadvisory Agreement among the Trust, NFA and Nationwide Asset Management,
LLC for the NVIT Government Bond Fund, a series of the Trust, dated January 1,
2008, previously filed as Exhibit 23.d.2.v with the Trust's registration statement on February 8, 2008, is hereby incorporated by reference.

a.
Exhibit A, effective January 1, 2008, as amended May 1, 2013, to the Subadvisory
Agreement among the Trust, NFA and Nationwide Asset Management, LLC, pertaining to certain series of the Trust, previously filed as Exhibit EX-28.d.2.k.1 with the
Trust's registration statement on January 17, 2014, is hereby incorporated by reference.

5.
Subadvisory Agreement among the Trust, NFA and HighMark Capital Management, Inc.
for the NVIT Nationwide Fund and NVIT Enhanced Income Fund dated April 1, 2013, previously filed as Exhibit EX-28.d.2.z with the Trust's registration statement on
January 7, 2014, is hereby incorporated by reference.

6.
Subadvisory Agreement among the Trust, NFA and WEDGE Capital Management L.L.P.
for the NVIT Multi-Manager Mid Cap Value Fund dated December 12, 2013, previously filed as Exhibit EX-28.d.2.bb with the Trust's registration statement on January 7,
2014, is hereby incorporated by reference.

7.
Subadvisory Agreement among the Trust, NFA and Lazard Asset Management LLC for the NVIT International Equity Fund and Lazard NVIT Flexible Opportunistic Strategies
Fund dated June 17, 2013, previously filed as Exhibit EX-28.d.2.aa with the Trust's registration statement on January 7, 2014, is hereby incorporated by reference.

2